Exhibit 99.2
Exhibit 99.2 4Q08 SUPPLEMENTAL INFORMATION

TABLE OF CONTENTS CORPORATE Corporate Profile | 2 Analyst Coverage | 4 Investor Relations Contacts | 4 Forward-Looking Statements and Risk Factors | 5 33 FINANCIAL Consolidated Balance Sheets (Unaudited) | 6 Consolidated Statements of Income (Unaudited) | 7 Funds from Operations Reconciliation | 8 Funds Available for Distribution Reconciliation | 9 Adjusted EBITDA Reconciliation | 10 Net Operating Income Reconciliation | 11 Outlook Reconciliation | 12 Revenue and Lease Maturity | 13 Debt Maturities and Principal Payments | 14 Fixed and Floating Rate Debt | 14 Current Capitalization | 15 Restatement of Earnings due to Convertible Debt | 16 25 INVESTMENT Gross Investment Activity — Quarter | 18 Gross Investment Activity — Year | 19 Investment Timing | 20 Disposition Activity | 20 Discontinued Operations | 20 PORTFOLIO Portfolio Composition | 21 Investment Metrics | 21 Portfolio Concentration | 22 Top Ten Operator Descriptions | 23 MSA and Region Concentration | 24 Portfolio Performance | 25 Same Store Revenue Growth | 25 Portfolio Performance — Independent Living/CCRC | 26 Portfolio Performance — Assisted Living | 27 Portfolio Performance — Skilled Nursing | 28 Portfolio Performance — Specialty Care | 29 Portfolio Composition — Medical Office Buildings | 30 Portfolio Performance — Medical Office Buildings | 30 Portfolio Concentration — Medical Office Buildings | 31 Development Activity | 32 Development Funding Projections | 32 Development Project Conversion Estimates | 33 Unstabilized Concentration | 34 Portfolio Trends | 35 GLOSSARY Glossary | 36 Supplemental Reporting Measures | 39

CORPORATE HEALTH CARE REIT, INC., a real estate investment trust (“REIT”) with an enterprise value of $7.6 billion, invests in health care real estate, including independent living, assisted living and skilled nursing facilities, continuing care retirement communities, hospitals and medical office buildings. The company’s full service platform also offers property management and development services to its customers. Data as of: December 31, 2008 NYSE Symbol: HCN Enterprise Value: $7.6 billion Investment Concentration* Closing Price: $42.20 Gross Real Estate Assets: $6.5 billion Owned Assets: 93% 52 Week Hi/Lo: $53.98/$30.14 Debt to Market Capitalization: 38% Top 5 Customers: 25% Dividend/Yield: $2.72/6.45% Debt to Book Capitalization: 47% Top 5 States: 45% Shares Outstanding: 104.7 million Senior Debt Ratings: Baa2/BBB-/BBB * % of total investments FULL SERVICE PLATFORM Health Care REIT provides senior housing operators and health care systems with a single source for facility planning, design and turn-key development, property management and monetization or expansion of existing real estate. By extending successful relationship investment programs to health care systems across higher acuity asset classes, the company has significantly increased potential investment opportunities. DEVELOPMENT FUNDING GROSS REAL ESTATE ASSETS $ millions $ millions $621 $6,812 $570 $6,462 $5,498 $4,477 $308 $3,131 $2,667 $159 $159 2004 2005 2006 2007 2008 2009E* 2006 2007 2008 2009E* Future *represents projected future funding for projects underway *based on mid-point of HCN 2009 net investment as of December 31, 2008 guidance of $300 million to $400 million

CORPORATE SECURE AND GROWING DIVIDEND Health Care REIT maintains a commitment to investment grade ratings, conservative balance sheet management and underwriting, asset and property management protocols that ensure prudent investments and proactive management over the life of its long-term leases. The company has declared 151 consecutive quarterly dividends during its 39-year history and remains focused on delivering attractive stockholder returns. GROWTH SINCE INCEPTION* SOLID DIVIDEND PAYMENT RECORD* $3,500,000 $3,000,000 $3.00 $2,500,000 $2.50 $2,000,000 $2.00 $1,500,000 $1.50 $1,000,000 $1.00 $500,000 $0.50 $0 $ 0.00 71 75 79 83 87 91 95 99 03 07 71 75 79 83 87 91 95 99 03 07 *value of $10,000 investment made 6/30/1971, *adjusted for stock splits assuming reinvestment of dividends TOTAL RETURNS* 1 year -0.1% 3 years 14.3% 5 years 9.9% 10 years 14.0% 20 years 16.4% Since inception 16.1% *assumes reinvestment of dividends RELATIONSHIP FOCUSED, LONG-TERM STRATEGY With 68 operators and over 800 medical office tenants in 39 states, the company strives to provide each customer with the highest quality service and attention to detail. Throughout the company’s 39-year history, it has been a long-term capital provider to senior housing and health care systems throughout all market cycles. The relationship approach enables the company to partner with the best regionally focused operators and health systems and help them grow profitably, while concentrating on what they do best — provide quality care to patients and residents. SPEED AND CERTAINTY OF EXECUTION Health Care REIT’s experience and knowledge enable it to make investment decisions within days, rather than weeks or months. The company has accessed over $3.2 billion in capital in the last five years, including $894 million in 2007 and $814 million during the twelve months ended December 31, 2008. The company’s $1.15 billion line of credit ensures new investments will be funded on time.

CORPORATE George L. Chapman ANALYST COVERAGE Chairman, CEO & President Bank of America Securities LLC Mr. Chapman is currently Chairman, BMO Capital Markets Corp. Chief Executive Officer and President Cantor Fitzgerald of the company. He has served as Deutsche Bank Securities Inc. Chairman and Chief Executive Officer Green Street Advisors, Inc. since October 1996, and previously KeyBanc Capital Markets Morgan Keegan & Co., Inc. served as President of the company Raymond James & Associates, Inc. from September 1995 to May 2002. Robert W. Baird & Co. From January 1992 to September Stifel Nicolaus & Company, Inc. 1995, he served as Executive Vice UBS Securities President and General Counsel of the company. INVESTOR RELATIONS Jeffrey H. Miller EVP-Operations & General ANALYST / INVESTOR CONTACT Counsel Scott A. Estes EVP & CFO sestes@hcreit.com Mr. Miller has served as Executive Vice President-Operations and Michael A. Crabtree General Counsel since January 2009, VP & Treasurer Executive Vice President and General mcrabtree@hcreit.com Counsel from March 2006 to January 2009 and Vice President and General Counsel of the Company from July GENERAL INQUIRIES Erin C. Ibele 2004 to March 2006. From 1996 to SVP-Administration & Corporate Secretary June 2004, Mr. Miller was a partner info@hcreit.com in the real estate practice group of the law firm of Shumaker, Loop & Kendrick, LLP. Scott A. Estes EVP & CFO Mr. Estes is currently Executive Vice President and Chief Financial Officer. He served as Senior Vice President and Chief Financial Officer of the company since March 2006 and served as Vice President of Finance of the company from April 2003 to March 2006. From January 2000 to April 2003, Mr. Estes served as a Senior Equity Analyst and Vice President with Deutsche Bank Securities. From January 1998 to December 1999, Mr. Estes served as a Senior Equity Analyst and Vice President with Bank of America Securities.

CORPORATE Forward-Looking Statements and Risk Factors This document may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern and are based upon, among other things, the possible expansion of the company’s portfolio; the sale of properties; the performance of its operators/tenants and properties; its occupancy rates; its ability to acquire, develop and/or manage properties; its ability to enter into agreements with viable new tenants for vacant space or for properties that the company takes back from financially troubled tenants, if any; its ability to make distributions to stockholders; its policies and plans regarding investments, financings and other matters; its tax status as a real estate investment trust; its ability to appropriately balance the use of debt and equity; its ability to access capital markets or other sources of funds; its critical accounting policies; and its ability to meet its earnings guidance. When the company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. The company’s expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited to: the status of the economy; the status of capital markets, including availability and cost of capital; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost-effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and senior housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; the company’s ability to transition or sell facilities with profitable results; the failure to make new investments as and when anticipated; acts of God affecting the company’s properties; the company’s ability to re-lease space at similar rates as vacancies occur; the company’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant bankruptcies or insolvencies; government regulations affecting Medicare and Medicaid reimbursement rates and operational 4 requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future acquisitions; environmental laws affecting the company’s properties; changes in rules or practices governing the company’s financial reporting; and legal and operational matters, including real estate investment trust qualification and key management personnel recruitment and retention. Finally, the company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.

FINANCIAL Consolidated Balance Sheets (unaudited) (dollars in thousands) December 31, 2008 2007 Assets Real estate investments: Real property owned Land and land improvements $ 504,907 $ 447,029 Buildings and improvements 4,653,871 4,224,955 Acquired lease intangibles 133,324 131,312 Real property held for sale, net of accumulated depreciation 48,054 -Construction in progress 639,419 313,709 Gross real property owned 5,979,575 5,117,005 Less accumulated depreciation and amortization (600,781) (478,373) Net real property owned 5,378,794 4,638,632 Real estate loans receivable 482,885 381,394 Less allowance for losses on loans receivable (7,500) (7,406) Net real estate loans receivable 475,385 373,988 Net real estate investments 5,854,179 5,012,620 Other assets: Equity investments 1,030 1,408 Deferred loan expenses 23,579 30,499 Cash and cash equivalents 23,370 30,269 Restricted cash 154,070 17,575 Receivables and other assets (1) 136,890 121,485 Total other assets 338,939 201,236 Total assets $ 6,193,118 $ 5,213,856 Liabilities and stockholders’ equity Liabilities: Borrowings under unsecured lines of credit arrangements $ 570,000 $ 307,000 Senior unsecured notes 1,847,247 1,890,192 Secured debt 446,525 507,476 Accrued expenses and other liabilities 107,157 95,145 Total liabilities 2,970,929 2,799,813 Minority interests 10,603 9,687 Stockholders’ equity: Preferred stock 289,929 330,243 Common stock 104,635 85,412 Capital in excess of par value 3,180,628 2,370,037 Treasury stock (5,145) (3,952) Cumulative net income 1,362,366 1,074,255 Cumulative dividends (1,723,819) (1,446,959) Accumulated other comprehensive income (1,113) (7,381) Other equity 4,105 2,701 Total stockholders’ equity 3,211,586 2,404,356 Total liabilities and stockholders’ equity $ 6,193,118 $ 5,213,856 Notes: (1) Includes straight-line receivable balance of $44,963,000 and $52,756,000 at December 31, 2008 and 2007, respectively.

FINANCIAL Consolidated Statements of Income (unaudited) (amounts in thousands except per share data) Three Months Ended Year Ended December 31, December 31, 2008 2007 2008 2007 Revenues: Rental income $ 131,372 $ 111,036 $ 500,630 $ 417,673 Interest income 10,886 8,151 40,063 25,823 Other income 4,865 6,099 10,521 10,035 Total revenues 147,123 125,286 551,214 453,531 Expenses: Interest expense 30,426 35,340 130,813 131,893 Property operating expenses 11,389 10,286 43,990 34,707 Depreciation and amortization 41,500 36,774 156,154 135,224 General and administrative expenses 13,500 9,080 47,193 37,465 Realized loss on derivatives 21,880 — 23,393 -Gain on extinguishment of debt — (1,081) (2,094) (1,081) Provision for loan losses 94 — 94 - Total expenses 118,789 90,399 399,543 338,208 Income from continuing operations before income taxes and minority interests 28,334 34,887 151,671 115,323 Income tax expense (136) (269) (1,306) (188) Income from continuing operations before minority interests 28,198 34,618 150,365 115,135 Minority interests, net of tax 2 169 (126) (238) Income from continuing operations 28,200 34,787 150,239 114,897 Discontinued operations: Gain on sales of properties 33,120 11,662 163,933 14,437 Impairment of assets (32,648) — (32,648) -Income (loss) from discontinued operations, net (78) 2,498 6,587 12,068 Discontinued operations, net 394 14,160 137,872 26,505 Net income 28,594 48,947 288,111 141,402 Preferred stock dividends 5,541 6,179 23,201 25,130 Net income available to common stockholders $ 23,053 $ 42,768 $ 264,910 $ 116,272 Average number of common shares outstanding: Basic 103,329 82,346 93,732 78,861 Diluted 103,840 82,784 94,309 79,409 Net income available to common stockholders per share: Basic $ 0.22 $ 0.52 $ 2.83 $ 1.47 Diluted $ 0.22 $ 0.52 $ 2.81 $ 1.46

FINANCIAL Funds From Operations Reconciliation (amounts in thousands except per share data) Three Months Ended Year Ended December 31, December 31, 2008 2007 2008 2007 Net income available to common stockholders $ 23,053 $ 42,768 $ 264,910 $ 116,272 Depreciation and amortization (1) 42,150 40,081 163,045 149,626 Gain3on sales of properties (33,120) (11,662) (163,933) (14,437) Minority interests (81) (88) (342) (344) Funds from operations 32,002 71,099 263,680 251,117 Impairment of assets 32,648 — 32,648 -Realized loss on derivatives 21,880 — 23,393 -Terminated transaction costs 2,291 — 2,291 -One-time acquisition finder’s fees — - — 1,750 Gain on extinguishment of debt — (1,081) (2,094) (1,081) Provision for loan losses 94 — 94 -Additional other income (2,500) (3,900) (2,500) (3,900) Non-recurring income tax expense — - 1,325 - Funds from operations — normalized $ 86,415 $ 66,118 $ 318,837 $ 247,886 Average common shares outstanding: Basic 103,329 82,346 93,732 78,861 Diluted 103,840 82,784 94,309 79,409 Per share data: Net income available to common stockholders Basic $ 0.22 $ 0.52 $ 2.83 $ 1.47 Diluted $ 0.22 $ 0.52 $ 2.81 $ 1.46 Funds from operations Basic $ 0.31 $ 0.86 $ 2.81 $ 3.18 Diluted $ 0.31 $ 0.86 $ 2.80 $ 3.16 Funds from operations — normalized Basic $ 0.84 $ 0.80 $ 3.40 $ 3.14 Diluted $ 0.83 $ 0.80 $ 3.38 $ 3.12 FFO Payout Ratio Dividends per share (2) $ 0.68 $ 0.66 $ 2.70 $ 2.62 FFO per diluted share $ 0.31 $ 0.86 $ 2.80 $ 3.16 FFO payout ratio 219% 77% 96% 83% FFO Payout Ratio — Normalized Dividends per share (2) $ 0.68 $ 0.66 $ 2.70 $ 2.62 FFO per diluted share — normalized $ 0.83 $ 0.80 $ 3.38 $ 3.12 FFO payout ratio — normalized 82% 83% 80% 84% Notes: (1) Depreciation and amortization includes depreciation and amortization from discontinued operations. (2) The $0.3409 prorated dividend paid on December 28, 2006 in connection with the Windrose merger has been included in the twelve months ended December 31, 2007.

Funds Available for Distribution Reconciliation (amounts in thousands except per share data) Three Months Ended Year Ended December 31, December 31, 2008 2007 2008 2007 Net income available to common stockholders $ 23,053 $ 42,768 $ 264,910 $ 116,272 Depreciation and amortization (1) 42,150 40,081 163,045 149,626 Gain3on sales of properties (33,120) (11,662) (163,933) (14,437) Minority interests (18) (8) (44) (10) Gross straight-line rental income (4,682) (4,365) (20,489) (17,029) Prepaid/straight-line rent receipts 12,602 6,678 28,282 17,469 Amortization related to above/(below) market leases, net (363) (136) (1,039) (792) Non-cash interest expense 1,696 1,790 6,419 5,366 Cap-ex, tenant improvements, lease commissions (2,865) (1,763) (6,347) (4,292) Funds available for distribution 38,453 73,383 270,804 252,173 Impairment of assets 32,648 — 32,648 -Realized loss on derivatives 21,880 — 23,393 -Terminated transaction costs 2,291 — 2,291 -One-time acquisition finder’s fees — - — 1,750 Gain on extinguishment of debt — (1,081) (2,094) (1,081) Provision for loan losses 94 — 94 -Additional other income (2,500) (3,900) (2,500) (3,900) Non-recurring income tax expense — - 1,325 -Prepaid/straight-line rent receipts (12,602) (6,678) (28,282) (17,469) Funds available for distribution — normalized $ 80,264 $ 61,724 $ 297,679 $ 231,473 Average common shares outstanding: Basic 103,329 82,346 93,732 78,861 Diluted 103,840 82,784 94,309 79,409 Per share data: Net income available to common stockholders Basic $ 0.22 $ 0.52 $ 2.83 $ 1.47 Diluted $ 0.22 $ 0.52 $ 2.81 $ 1.46 Funds available for distribution Basic $ 0.37 $ 0.89 $ 2.89 $ 3.20 Diluted $ 0.37 $ 0.89 $ 2.87 $ 3.18 Funds available for distribution — normalized Basic $ 0.78 $ 0.75 $ 3.18 $ 2.94 Diluted $ 0.77 $ 0.75 $ 3.16 $ 2.91 FAD Payout Ratio Dividends per share (2) $ 0.68 $ 0.66 $ 2.70 $ 2.62 FAD per diluted share $ 0.37 $ 0.89 $ 2.87 $ 3.18 FAD payout ratio 184% 74% 94% 82% FAD Payout Ratio — Normalized Dividends per share (2) $ 0.68 $ 0.66 $ 2.70 $ 2.62 FAD per diluted share — normalized $ 0.77 $ 0.75 $ 3.16 $ 2.91 FAD payout ratio — normalized 88% 88% 85% 90% Notes: (1) Depreciation and amortization includes depreciation and amortization from discontinued operations. (2) The $0.3409 prorated dividend paid on December 28, 2006 in connection with the Windrose merger has been included in the twelve months ended December 31, 2007.

FINANCIAL Adjusted EBITDA Reconciliation (dollars in thousands) Twelve Months Ended December 31, March 31, June 30, September 30, December 31, 2007 2008 2008 2008 2008 Net income $ 141,402 $ 148,329 $ 278,789 $ 308,465 $ 288,111 Interest expense (3) 142,279 145,127 145,219 142,784 136,247 Income tax expense 188 1,456 1,569 1,439 1,306 Depreciation and amortization (3) 149,626 155,339 159,422 160,975 163,045 Stock-based compensation (4) 7,050 7,723 7,853 8,024 8,530 Provision for loan losses — - — - 94 Gain on extinguishment of debt (1,081) (2,407) (2,407) (3,175) (2,094) Adjusted EBITDA $ 439,464 $ 455,567 $ 590,445 $ 618,512 $ 595,239 Interest Coverage Ratio (1) Interest expense (3) $ 142,279 $ 145,127 $ 145,219 $ 142,784 $ 136,247 Non-cash interest expense (5,366) (5,823) (6,235) (6,513) (6,419) Capitalized interest (5) 12,526 15,367 17,860 21,062 25,029 Total interest $ 149,439 $ 154,671 $ 156,844 $ 157,333 $ 154,857 Adjusted EBITDA $ 439,464 $ 455,567 $ 590,445 $ 618,512 $ 595,239 Adjusted interest coverage ratio 2.94x 2.95x 3.76x 3.93x 3.84x Fixed Charge Coverage Ratio (2) Total interest (3) $ 149,439 $ 154,671 $ 156,844 $ 157,333 $ 154,857 Secured debt principal amortization 7,950 8,149 8,066 8,137 8,119 Preferred dividends 25,130 24,960 24,427 23,840 23,201 Total fixed charges $ 182,519 $ 187,780 $ 189,337 $ 189,310 $ 186,177 Adjusted EBITDA $ 439,464 $ 455,567 $ 590,445 $ 618,512 $ 595,239 Adjusted fixed charge coverage ratio 2.41x 2.43x 3.12x 3.27x 3.20x Notes: (1) A comparable covenant in our senior unsecured notes is a minimum of 1.50 times. (2) A comparable covenant in our unsecured line of credit arrangement is a minimum of 1.75 times. (3) Interest expense and depreciation and amortization include discontinued operations. (4) Stock-based compensation expense was $1,804,000 and $8,530,000 for the three and twelve months ended December 31, 2008, respectively. (5) Capitalized interest was $8,435,000 and $25,029,000 for the three and twelve months ended December 31, 2008, respectively.

Net Operating Income Reconciliation (dollars in thousands) FINANCIAL Three Months Ended Year Ended December 31, December 31, 2008 2007 2008 2007 Total revenues: Investment properties: Rental income: (1) Independent living/CCRCs $ 19,562 $ 12,443 $ 66,402 $ 43,072 Assisted living facilities 27,521 28,646 117,009 108,475 Skilled nursing facilities 40,595 41,025 161,642 167,718 Specialty care facilities 12,359 7,012 43,796 26,418 Sub-total rental income 100,037 89,126 388,849 345,683 Interest income 10,886 8,151 40,063 25,823 Other income 3,850 5,218 7,899 8,010 Total investment property income 114,773 102,495 436,811 379,516 Medical office buildings: Rental income (1) 33,138 30,877 133,332 111,614 Other income 222 497 930 497 Total MOB income 33,360 31,374 134,262 112,111 Non-segment/corporate other income 793 384 1,692 1,528 Total revenues 148,926 134,253 572,765 493,155 Property operating expenses: Investment properties — - — - Medical office buildings (1) 12,019 11,224 46,629 37,475 Non-segment/corporate — - — - Total property operating expenses 12,019 11,224 46,629 37,475 Net operating income: Investment properties 114,773 102,495 436,811 379,516 Medical office buildings 21,341 20,150 87,633 74,636 Non-segment/corporate 793 384 1,692 1,528 Net operating income $ 136,907 $ 123,029 $ 526,136 $ 455,680 Note: (1) The three months ended December 31, 2008 includes the following amounts (in thousands): Rental income from discontinued operations: Assisted living facilities $ 206 Skilled nursing facilities 27 Specialty care facilities 989 Medical office buildings 581 Total $ 1,803 Non-cash rental income from continuing operations: Independent living/CCRCs $ 1,397 Assisted living facilities 1,254 Skilled nursing facilities 948 Specialty care facilities 392 Medical office buildings 1,411 Total $ 5,402 Property operating expenses from discontinued operations: Medical office buildings $630 11

FINANCIAL Outlook Reconciliation (amounts in thousands except per share data) Year Ended December 31, 2009 Low High Investments: Acquisitions $ — $ -Development 600,000 600,000 Gross new investments 600,000 600,000 Dispositions (300,000) (200,000) Net new investments 300,000 400,000 FFO Reconciliation: Net income available to common stockholders $ 175,691 $ 186,741 Depreciation and amortization (1) 174,000 174,000 Funds from operations $ 349,691 $ 360,741 Non-recurring G&A expenses (2) 3,909 3,909 Funds from operations — normalized $ 353,600 $ 364,650 Per share data (diluted): Net income available to common stockholders $ 1.59 $ 1.69 Funds from operations 3.16 3.26 Funds from operations — normalized 3.20 3.30 FAD Reconciliation: Net income available to common stockholders $ 175,691 $ 186,741 Depreciation and amortization (1) 174,000 174,000 Gross straight-line rental income (13,800) (13,800) Amortization related to above (below) market leases, net (1,300) (1,300) Non-cash interest expense 11,500 11,500 Cap-ex, tenant improvements, lease commissions (10,000) (10,000) Funds available for distribution $ 336,091 $ 347,141 Non-recurring G&A expenses (2) 3,909 3,909 Funds available for distribution — normalized $ 340,000 $ 351,050 Per share data (diluted): Net income available to common stockholders $ 1.59 $ 1.69 Funds available for distribution 3.04 3.14 Funds available for distribution — normalized 3.08 3.18 Notes: (1) Depreciation and amortization includes depreciation and amortization from discontinued operations. (2) Expenses to be recognized in connection with the departure of Raymond Braun.

Revenue and Lease Maturity (amounts in thousands except per share data) Rental Income (1) Independent Assisted Skilled Specialty Medical Total Rental Interest Total % of Year Living / CCRC Living Nursing Care Office Income Income (2) Revenues Total 2009 $ — $ — $ 332 $ — $ 12,443 $ 12,775 $ 6,992 $ 19,767 3.6% 2010 — - — - 9,181 9,181 2,889 12,070 2.2% 2011 9 1,681 5,295 — 10,526 17,511 10,122 27,633 5.0% 2012 5,056 3,754 6,904 — 11,468 27,182 1,980 29,162 5.3% 2013 7,909 567 — - 8,368 16,844 12,645 29,489 5.4% 2014 — 2,872 8,356 - 8,029 19,257 1,090 20,347 3.7% 2015 — - 1,927 — 7,852 9,779 262 10,041 1.8% 2016 — 582 6,435 - 13,319 20,336 6 20,342 3.7% 2017 — 14,780 3,627 2,106 5,455 25,968 2,340 28,308 5.2% 2018 3,594 35,877 16,241 6,330 2,080 64,122 2,009 66,131 12.1% Thereafter 62,912 49,665 114,929 41,526 10,885 279,917 4,413 284,330 52.0% $ 79,480 $ 109,778 $ 164,046 $ 49,962 $ 99,606 $ 502,872 $ 44,748 $ 547,620 100.0% Notes: (1) Rental income represents annualized base rent for active lease agreements. The amounts are derived from the current contracted monthly base rent including straight-line for leases with fixed escalators or annual cash rent for leases with contingent escalators, net of collectability reserves, if applicable. Rental income does not include common area maintenance charges or the amortization of above/below market lease intangibles. (2) Reflects contract rate of interest for loans, net of collectability reserves if applicable.

FINANCIAL Debt Maturities and Principal Payments (dollars in thousands) % of Year Line of Credit (1) Senior Notes (2,4) Secured Debt (2,5) Total Total 2009 $ — $ — $ 39,657 $ 39,657 1.4% 2010 — - 15,120 15,120 0.5% 2011 570,000 — 52,314 622,314 21.7% 2012 — 250,000 13,710 263,710 9.2% 2013 — 300,000 62,198 362,198 12.6% 2014 — - 122,372 122,372 4.3% 2015 - 250,000 70,654 320,654 11.2% Thereafter — 1,045,000 72,353 1,117,353 39.1% Totals $ 570,000 $ 1,845,000 $ 448,378 $ 2,863,378 100.0% Weighted Avg Interest Rate (3) 1.2% 5.8% 6.1% 4.9% Weighted Avg Maturity (4) 2.8 10.7 5.7 8.4 Fixed and Floating Rate Debt (dollars in thousands) Principal % of Debt Fixed Rate Debt Senior notes (2) $ 1,845,000 64.4% Secured debt (2) $ 448,378 15.7% Total fixed $ 2,293,378 80.1% Floating Rate Debt Line of credit (1) $ 570,000 19.9% Total floating $ 570,000 19.9% Total debt $ 2,863,378 100.0% Notes: (1) Current line of credit capacity of $1.15 billion with remaining availability of $580 million at December 31, 2008. Line of credit currently matures on August 5, 2011 but can be extended for one year at our discretion. (2) Amounts above represent principal amounts due and do not include unamortized premiums/discounts or other fair value adjustments as reflected on the balance sheet. (3) Line of credit interest rate represents 1-month LIBOR + 60 bps at December 31, 2008. Senior notes and secured debt average interest rate represents the face value note rate. (4) $345 million of convertible senior notes are puttable on December 1, 2011 and $400 million of convertible senior notes are puttable on July 15, 2012. Weighted average maturities would be 4.7 years and 4.5 years for senior notes and total debt, respectively, using the puttable dates. (5) $6,308,000 of secured debt that matures in 2013 and $8,205,000 of secured debt that matures in 2015 relates to assets-held-for sale. Weighted-average maturities would be 5.5 years and 8.4 years for secured debt and total debt, respectively, if one used a 12/31/09 extinguishment date.

FINANCIAL Current Capitalization (amounts in thousands except per share data) Balance % of Total Book Capitalization (1) Line of credit $ 570,000 9.3% Long-term debt obligations 2,293,772 37.8% Debt to total book capitalization 2,863,772 47.1% Stockholders’ equity 3,211,586 52.9% Total book capitalization $ 6,075,358 100.0% Undepreciated Book Capitalization Line of credit $ 570,000 8.5% Long-term debt obligations 2,293,772 34.4% Debt to undepreciated book capitalization 2,863,772 42.9% Accumulated depreciation and amortization 600,781 9.0% Stockholders’ equity 3,211,586 48.1% Total undepreciated book capitalization $ 6,676,139 100.0% Enterprise Value Line of credit $ 570,000 7.5% Long-term debt obligations 2,293,772 30.3% Debt to total enterprise value 2,863,772 37.8% Common shares outstanding 104,704 Period end share price $ 42.20 Common equity market capitalization 4,418,509 58.4% Preferred stock 289,929 3.8% Total enterprise value $ 7,572,210 100.0% Secured Debt as % of Total Assets (2) Secured debt $ 446,525 7.2% Total assets $ 6,193,118 Total Debt as % of Total Assets (3) Total debt $ 2,863,772 46.2% Total assets $ 6,193,118 Unencumbered Assets as % of Unsecured Debt (4) Unencumbered assets $ 5,635,678 233.1% Unsecured debt $ 2,417,247 Notes: (1) A comparable covenant in our unsecured line of credit arrangement is a maximum of 60%. (2) A comparable covenant in our senior unsecured notes is a maximum of 40%. A comparable covenant in our unsecured line of credit arrangement is a maximum of 30%. (3) A comparable covenant in our senior unsecured notes is a maximum of 60%. (4) A comparable covenant in our unsecured line of credit arrangement is a minimum of 167%. A comparable covenant in our senior unsecured notes is a minimum of 150%.

FINANCIAL Restatement of Earnings due to Convertible Debt (amounts in thousands except per share data) 1Q 2Q 3Q 4Q Full Year Year ended December 31, 2007 Additional interest expense November 2006 issuance $ 320 $ 320 $ 320 $ 320 $ 1,280 July 2007 issuance $ — $ — $ 883 $ 883 $ 1,766 Total $ 320 $ 320 $ 1,203 $ 1,203 $ 3,046 Fully diluted weighted-average shares 73,791 79,546 81,163 82,784 79,409 Amount per share $ — $ — $ 0.01 $ 0.01 $ 0.04 Summary of per share impacts: Net income available to common stockholders As reported $ 0.32 $ 0.32 $ 0.30 $ 0.52 $ 1.46 Convertible debt adjustment $ — $ — $ (0.01) $ (0.01) $ (0.04) Restated $ 0.32 $ 0.32 $ 0.29 $ 0.51 $ 1.42 Funds from operations — normalized As reported $ 0.76 $ 0.78 $ 0.79 $ 0.80 $ 3.12 Convertible debt adjustment $ — $ — $ (0.01) $ (0.01) $ (0.04) Restated $ 0.76 $ 0.78 $ 0.78 $ 0.79 $ 3.08 Year ended December 31, 2008 Additional interest expense November 2006 issuance $ 320 $ 320 $ 320 $ 320 $ 1,280 July 2007 issuance $ 883 $ 883 $ 883 $ 883 $ 3,532 Total $ 1,203 $ 1,203 $ 1,203 $ 1,203 $ 4,812 Fully diluted weighted-average shares 86,610 89,853 96,849 103,840 94,309 Amount per share $ 0.01 $ 0.01 $ 0.01 $ 0.01 $ 0.05 Summary of per share impacts: Net income available to common stockholders As reported $ 0.35 $ 1.74 $ 0.57 $ 0.22 $ 2.81 Convertible debt adjustment $ (0.01) $ (0.01) $ (0.01) $ (0.01) $ (0.05) Restated $ 0.34 $ 1.73 $ 0.56 $ 0.21 $ 2.76 Funds from operations — normalized As reported $ 0.81 $ 0.87 $ 0.86 $ 0.83 $ 3.38 Convertible debt adjustment $ (0.01) $ (0.01) $ (0.01) $ (0.01) $ (0.05) Restated $ 0.80 $ 0.86 $ 0.85 $ 0.82 $ 3.33 In May, 2008 the Financial Accounting Standards Board issued FASB Staff Position 14-1 (“FSP”) which provides guidance on accounting for debt that may be settled in cash upon conversion. This applies to the company’s convertible senior unsecured note issuances in November 2006 and July 2007. The FSP is effective for fiscal year 2009 and requires that prior years be restated to reflect this accounting treatment in all applicable prior periods.

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INVESTMENT Gross Investment Activity Fourth Quarter 2008 Beds / Units / Amount Investment Per Bed / Initial Properties Square Feet ($000) Unit / Square Foot Cash Yield Real Property Acquisitions Specialty care facilities 1 42 beds $ 14,000 333,333 11.0% Total acquisitions 1 $ 14,000 11.0% Construction in Progress Development projects: CCRC — entrance fee 3 757 units $ 43,947 CCRC — rental 1 24 units 231 Combination — entrance fee 4 618 units 23,482 Combination — rental 16 1,871 units 62,872 Freestanding dementia care 3 161 units 3,883 Freestanding skilled nursing 2 240 beds 3,511 Specialty care 3 212 beds 17,082 Medical office 4 688,081 sf 31,777 Total development projects 36 186,785 Expansion projects: CCRC — entrance fee 3 41 units 1,791 Combination — entrance fee 3 30 units 847 Total expansion projects 6 2,638 Total construction in progress 42 189,423 Capital improvements to existing properties 2,928 10.0% Loan advances 8,756 10.7% Gross investments $ 215,107

INVESTMENT Gross Investment Activity Year Ended 2008 Investment Per Beds / Units / Amount Bed / Unit / Initial Properties Square Feet ($000) Square Foot Cash Yield Real Property Acquisitions CCRC — entrance fee 1 192 units $ 56,500 $ 294,271 8.0% CCRC — rental 1 181 units 11,800 65,193 8.1% Combination — rental 1 110 units 34,500 313,636 7.5% Freestanding assisted living 1 45 units 4,600 102,222 8.5% Freestanding dementia care 1 44 units 6,390 145,227 9.0% Freestanding skilled nursing 1 164 beds 11,360 69,268 8.5% Specialty care facilities 7 450 beds 196,303 436,229 9.6% Medical office building 7 414,793 sf 121,809 294 7.7% Land parcels 1 10,000 8.0% Total acquisitions 21 $ 453,262 8.6% Construction in Progress Development projects: CCRC — entrance fee 3 757 units $ 123,448 CCRC — rental 3 275 units 4,573 Combination — entrance fee 5 832 units 101,208 Combination — rental 21 2,201 units 165,254 Freestanding dementia care 4 203 units 14,422 Freestanding skilled nursing 2 240 beds 16,327 Specialty care 5 312 beds 77,642 Medical office 5 688,081 sf 93,907 Total development projects 48 596,781 Expansion projects: CCRC — entrance fee 3 91 units 6,498 Combination — entrance fee 5 129 units 17,321 Total expansion projects 8 23,819 Total construction in progress 56 620,600 Capital improvements to existing properties 17,468 9.8% Loan advances 142,758 8.8% Gross investments $1,234,088

INVESTMENT Investment Timing 16 (dollars in thousands) Initial Cash Loan Initial Cash Construction Initial Cash Acquisitions Yield Advances Yield Conversions Yield Dispositions Yield on Sale January $ 42,500 10.3% $ 814 11.4% $ 687 9.1% $ — 0.0% February 38,928 7.5% 5,957 10.4% — 0.0% - 0.0% March 11,800 8.1% 980 11.5% 20,748 8.5% — 0.0% April — 0.0% 3,024 10.6% 22,753 9.8% 6,041 10.4% May 123,490 9.1% 1,579 11.1% 95,795 9.9% 1,931 11.6% June 97,225 7.9% 114,647 8.4% 24,619 9.5% 125,306 6.2% July 65,647 8.9% 2,003 10.9% — 0.0% — 0.0% August — 0.0% 1,057 11.6% 551 10.0% 2,313 9.5% September 59,672 7.4% 3,941 10.3% 70,237 9.2% 15,516 5.8% October — 0.0% 1,461 11.6% 614 9.5% 43,136 7.4% November — 0.0% 3,031 9.4% 6,510 8.5% — 0.0% December 14,000 11.0% 4,264 11.4% 40,554 8.6% — 0.0% Total $ 453,262 8.6% $ 142,758 8.8% $ 283,068 9.4% $ 194,243 6.6% Disposition Activity (dollars in thousands) Fourth Quarter 2008 Year Ended 2008 Amount % of Total Amount % of Total pDispositions by Investment Type Real property $ 43,136 100.0% $ 185,428 95.5% Real estate loans receivable — 0.0% 8,815 4.5% Total $ 43,136 100.0% $ 194,243 100.0% Dispositions by Property Type Combination — rental $ 7,960 18.4% $ 16,586 8.5% Freestanding independent living — 17,478 9.0% Freestanding assisted living 33,376 77.4% 133,011 68.5% Freestanding skilled nursing 1,800 4.2% 4,768 2.5% Specialty care facility — 8,735 4.5% Medical office building — 6,781 3.5% Real estate loans receivable — 6,884 3.5% Total $ 43,136 100.0% $ 194,243 100.0% Discontinued Operations (dollars in thousands) Fourth Quarter Year Ended 2008 2007 2008 2007 Revenues Rental income $ 1,803 $ 8,967 $ 21,551 $ 39,624 Expenses Interest expense 601 2,224 5,434 10,386 Property operating expenses 630 938 2,639 2,768 Depreciation and amortization 650 3,307 6,891 14,402 Income / (loss) from discontinued operations, net $ (78) $ 2,498 $ 6,587 $ 12,068

Portfolio Composition 17 (dollars in thousands) Properties Investment Balance % of Total Committed Balance % of Total Balance Sheet Data Real property 600 $ 5,378,794 91.8% $ 6,108,071 92.7% Loans 33 482,885 8.2% 482,886 7.3% Total 633 $ 5,861,679 100.0% $ 6,590,957 100.0% Investment Concentration — By Predominant Service Type Independent living / CCRC 63 $ 1,105,460 18.9% $ 1,288,973 19.5% Assisted living 186 1,173,748 20.0% 1,317,516 20.0% Skilled nursing 225 1,583,084 27.0% 1,607,676 24.4% Specialty care 31 619,670 10.6% 884,867 13.5% Medical office 128 1,379,717 23.5% 1,491,925 22.6% Total 633 $ 5,861,679 100.0% $ 6,590,957 100.0% Investment Concentration — Senior Housing & Care and Medical Facilities Senior housing & care portfolio CCRC — entrance fee 6 $ 286,742 4.9% $ 382,165 5.8% CCRC — rental 12 186,372 3.2% 189,741 2.9% Combination — entrance fee 9 303,953 5.2% 388,675 5.9% Combination — rental 128 1,063,729 18.1% 1,213,338 18.4% Subtotal combination / CCRC 155 1,840,796 31.4% 2,173,919 33.0% Freestanding independent living 22 157,396 2.7% 157,396 2.4% Freestanding assisted living 67 230,015 3.9% 230,015 3.5% Freestanding dementia care 33 159,573 2.7% 172,529 2.6% Freestanding skilled nursing 192 1,184,885 20.2% 1,190,679 18.1% Subtotal freestanding 314 1,731,869 29.5% 1,750,619 26.6% Land 5 16,510 0.3% 16,510 0.3% Other Loans — 273,117 4.7% 273,117 4.0% Senior housing & care total 474 3,862,292 65.9% 4,214,165 63.9% Medical facilities portfolio Specialty care 31 619,670 10.6% 884,867 13.5% Medical office 128 1,379,717 23.5% 1,491,925 22.6% Medical facilities total 159 1,999,387 34.1% 2,376,792 36.1% Total portfolio 633 $ 5,861,679 100.0% $ 6,590,957 100.0% Bed / Unit Committed Per Bed / Unit / Square Foot Balance ($000) / Square Foot Investment Metrics Independent living / CCRC 7,544 units $ 1,288,973 $ 170,861 Assisted living 11,297 units 1,317,516 116,625 Skilled nursing 30,669 beds 1,607,676 52,420 Specialty care 1,911 beds 884,867 463,039 Medical office 5,604,802 sf 1,491,925 266 Total $ 6,590,957

PORTFOLIO 18 Portfolio Concentration (dollars in thousands) Total Investment % of Total % of Properties Balance Balances Revenues (1) Revenues By Operator / Tenant Senior Living Communities, LLC 10 $ 345,974 5.9% $ 5,459 3.8% Signature Healthcare LLC 34 317,284 5.4% 10,121 7.0% Brookdale Senior Living, Inc. 86 298,143 5.1% 9,894 6.9% Life Care Centers of America, Inc. 25 264,578 4.5% 7,644 5.3% Emeritus Corporation 21 245,741 4.2% 7,806 5.4% Merrill Gardens LLC 13 170,832 2.9% 5,401 3.7% Gulf Coast Health Care 25 157,558 2.7% 4,478 3.1% Tara Cares, LLC 33 147,988 2.5% 4,515 3.1% Lyric Health Care, LLC 27 147,667 2.5% 4,607 3.2% Vibra Healthcare, LLC 5 145,250 2.5% 3,602 2.5% Remaining portfolio 354 3,620,664 61.8% 80,534 56.0% Total 633 $5,861,679 100.0% $ 144,061 100.0% Independent Assisted Skilled Specialty Medical Total Investment % of Living / CCRC Living Nursing Care Office Properties Balance Total Balances By State Florida $ 193,981 $ 44,173 $ 286,706 $ — $ 268,852 91 $ 793,712 13.5% Texas 18,116 93,284 169,533 167,219 203,670 77 651,822 11.1% California 166,988 56,879 — 119,597 122,366 29 465,830 7.9% Massachusetts 59,551 94,008 209,156 43,450 — 37 406,165 6.9% Tennessee — 45,393 214,289 — 67,171 34 326,853 5.6% Ohio 49,117 38,562 180,131 40,211 7,352 31 315,373 5.4% South Carolina 210,800 6,638 - - 16,987 13 234,425 4.0% North Carolina 46,352 162,796 — - 23,854 53 233,002 4.0% Illinois — 96,592 28,425 51,012 16,981 15 193,010 3.3% Indiana 101,077 4,585 31,052 30,147 21,953 14 188,814 3.2% Remaining portfolio 259,478 530,838 463,792 168,034 630,531 239 2,052,673 35.1% Total $1,105,460 $1,173,748 $1,583,084 $619,670 $1,379,717 633 $5,861,679 100.0% Independent Assisted Skilled Specialty Medical Total Total % of Living / CCRC Living Nursing Care Office Properties Revenues (1) Total Revenues By State Florida $ 3,633 $ 1,105 $ 8,937 $ — $ 6,421 91 $ 20,096 13.9% Texas 598 2,708 4,516 4,254 4,834 77 16,910 11.7% California 4,603 1,934 — 1,988 3,524 29 12,049 8.4% Tennessee — 1,064 6,937 65 2,090 34 10,156 7.0% Massachusetts 22 2,661 5,912 1,125 — 37 9,720 6.7% North Carolina 1,186 5,633 — - 513 53 7,332 5.1% Ohio — 638 4,942 1,055 213 31 6,848 4.8% Indiana 1,889 140 499 — 1,839 14 4,367 3.0% Georgia 2,828 180 989 768 531 24 5,296 3.7% Illinois 235 403 427 — 2,371 15 3,436 2.4% Remaining portfolio 5,686 13,539 13,147 4,677 10,802 228 47,851 33.3% Total $ 20,680 $ 30,005 $ 46,306 $ 13,932 $ 33,138 633 $ 144,061 100.0% Notes: (1) Revenues represent rent and interest income including rent from discontinued operations for the three months ended December 31, 2008. Revenues exclude other income totaling $4,865,000 for the three months ended December 31, 2008. 22

PORTFOLIO Top Ten Operator Descriptions Senior Living Communities, LLC, located in Charlotte, NC, operates premier continuing care retirement communities (CCRCs) throughout the southeastern United States. The company operates ten campuses in four states. As of December 31, 2008, the HCN portfolio consisted of ten properties in four states with an investment balance of $346.0 million. Signature Healthcare LLC, located in Palm Beach Gardens, FL, is a private operator of skilled nursing facilities spread among seven states. The company operates 65 skilled nursing facilities with 7,646 beds. As of December 31, 2008, the HCN portfolio consisted of 34 properties in four states with an investment balance of $317.3 million. Brookdale Senior Living, Inc. (NYSE:BKD), located in Chicago, IL, is a national public provider of independent living and assisted living services. The company operates 550 facilities in 35 states with the ability to serve over 52,000 residents. As of December 31, 2008, the HCN portfolio consisted of 86 properties in 16 states with an investment balance of $298.1 million. Life Care Centers of America, Inc., located in Cleveland, TN, is one of the largest private owners and operators of skilled nursing facilities in the country. The company has grown to more than 260 skilled nursing, assisted living, retirement, home care and Alzheimer’s centers in 28 states. As of December 31, 2008, the HCN portfolio consisted of 25 properties in 12 states with an investment balance of $264.6 million. Emeritus Corporation (AMEX:ESC), located in Seattle, WA, is a national public provider of independent living, assisted living and Alzheimer’s services. The company operates 289 communities representing capacity for approximately 25,000 residents in 34 states. As of December 31, 2008, the HCN portfolio consisted of 21 properties in 16 states with an investment balance of $245.7 million. Merrill Gardens LLC, located in Seattle, WA, is a privately held corporation organized under the laws of Washington State. The company owns, operates and/or manages 55 IL/AL facilities with 6,455 units in eight states. As of December 31, 2008, the HCN portfolio consisted of 13 properties in seven states with an investment balance of $170.8 million. Gulf Coast Health Care, located in Pensacola, FL, is a private operator of skilled nursing facilities. The company operates 43 skilled nursing facilities with 5,480 beds/units located in Florida, Alabama, and Mississippi. As of December 31, 2008, the HCN portfolio consisted of 25 properties in three states with an investment balance of $157.6 million. Tara Cares, LLC, located in Orchard Park, NY, is a private operator of skilled nursing and assisted living facilities in seven states. Currently, the company operates 36 facilities with 5,006 beds. As of December 31, 2008, the HCN portfolio consisted of 33 properties in seven states with an investment balance of $148.0 million. Lyric Health Care, LLC, located in Columbia, MD, is a private operator of 31 skilled nursing facilities and long term acute care hospitals with 3,800 beds/units in 10 states and has a management agreement with Encore Healthcare LLC to operate the facilities. As of December 31, 2008, the HCN portfolio consisted of 27 properties in nine states with an investment balance of $147.7 million. Vibra Healthcare, LLC, located in Mechanicsburg, PA, is a private operator of inpatient rehabilitation facilities and long term acute care hospitals in nine states. The company operates 15 properties with 998 beds. As of September 30, 2008, the HCN portfolio consisted of five properties in three states with an investment balance of $145.25 million.

PORTFOLIO Metropolitan Statistical Area Concentration * 19 (dollars in thousands) Top 31 Top 75 Top 100 Independent living / CCRC $ 308,703 $ 532,521 $ 696,739 % of independent living / CCRC 27.9% 48.2% 63.0% Assisted living 423,380 661,366 703,475 % of assisted living 36.1% 56.3% 59.9% Skilled nursing 462,161 831,492 921,047 % of skilled nursing 29.2% 52.5% 58.2% Specialty care 269,317 472,406 510,335 % of specialty care 43.5% 76.2% 82.4% Medical office 984,258 1,262,414 1,264,279 % of medical office 71.3% 91.5% 91.6% Total portfolio $ 2,447,819 $ 3,760,199 $ 4,095,875 % of total portfolio 41.8% 64.1% 69.9% * Metropolitan statistical areas are as defined by the U.S. Census Bureau. Top 31, 75 and 100 classifications are reported per the National Investment Center Market Area Profiles Subscription Service. Region Concentration (dollars in thousands) Total Investment % of Properties Balance Total By Region* South Atlantic 200 $1,565,650 26.7% East North Central 73 876,703 15.0% West South Central 109 775,884 13.2% Pacific 39 603,500 10.3% East South Central 70 561,307 9.6% Mountain 48 528,310 9.0% New England 49 469,551 8.0% Middle Atlantic 34 345,861 5.9% West North Central 11 134,913 2.3% Total 633 $5,861,679 100.0% *Region definitions are derived from census bureau definitions and are itemized in the glossary. 14

PORTFOLIO 20 Portfolio Performance Facility Revenue Mix TTM TTM Age Occupancy CBMF (1) CAMF (1) Private Pay Medicaid Medicare Stable Portfolio* Independent living / CCRC 11 90.6% 1.31x 1.11x 92.5% 2.0% 5.5% Assisted living 10 88.8% 1.55x 1.32x 88.0% 11.8% 0.2% Skilled nursing 23 83.9% 2.26x 1.66x 19.0% 51.4% 29.6% Specialty care 11 49.5% 2.26x 1.83x 31.9% 9.2% 58.9% Medical office 12 90.4% n/a n/a 100.0% 0.0% 0.0% Total 14 1.96x 1.52x * Data as of December 31, 2008 for medical office and September 30, 2008 for remaining asset types. Notes: (1) Represents trailing twelve month coverage metrics. Same Store Revenue Growth (dollars in thousands) 4Q07 Same Store 4Q08 Same Store
Properties (1) Revenue* Revenue* % Change Same Store Portfolio Independent living / CCRC 50 $ 12,272 $ 12,703 3.5% Assisted living 163 23,020 23,794 3.4% Skilled nursing 221 39,808 40,825 2.6% Specialty care 16 6,320 6,459 2.2% Total 450 $ 81,420 $ 83,781 2.9% * Same store revenue represents cash-only rent or interest income excluding the impact of lease or loan basis changes (e.g., rent-producing capital improvement additions for leases and principal draws or paydowns for loans). Notes: (1) Represents those properties in the portfolio (both stable and unstable) for the 15 months preceding the end of the portfolio performance period.

Same Store (19 properties) PORTFOLIO Portfolio Performance — Independent Living / CCRC Stable Trailing Twelve Month Payment Coverage Before Management Fees 1.60 1.55 1.50 1.44x 1.45 1.40 1.35 1.31x 1.30 basis 3Q08 / 3Q08 / points 3Q07 2Q08 1.25 Same Store (2) (4) 1.20 Stable (15) (6) 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Occupancy 95% 93% 91.8% 91% 90.6% 89% basis 3Q08 / 3Q08 / points 3Q07 2Q08 87% Same Store (140) (90) Stable (260) (80) 85% 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Revenue per Occupied Unit $4,000 $3,750 $3,439 $3,500 3Q08 / 3Q08 / $3,250 $3,350 (% chg) 3Q07 2Q08 Same Store 3.4% -1.2% $3,000 Stable 0.4% -1.6% 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Expense per Occupied Unit $2,500 $2,342 $2,250 $2,281 3Q08 / 3Q08 / (% chg) 3Q07 2Q08 Same Store 7.0% 0.5% Stable 3.6% -0.3% $2,000 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 26

Same Store (146 properties) PORTFOLIO Stable Portfolio Performance — Assisted Living Trailing Twelve Month Payment Coverage Before Management Fees 1.65 1.55x 1.55 1.55x 1.45 basis 3Q08 / 3Q08 / points 3Q07 2Q08 1.35 Same Store (7) (2) Stable (6) (1) 1.25 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Occupancy 92% 90% 88.9% 88% 88.8% 86% basis 3Q08 / 3Q08 / points 3Q07 2Q08 84% Same Store (20) 110 82% Stable (10) 130 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Revenue per Occupied Unit $4,298 $4,350 $4,278 $4,100 $3,850 3Q08 / 3Q08 / $3,600 (% chg) 3Q07 2Q08 Same Store 3.8% 1.1% $3,350 Stable 3.5% 0.8% 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Expense per Occupied Unit $3,000 $2,838 $2,750 $2,824 3Q08 / 3Q08 / $2,500 (% chg) 3Q07 2Q08 Same Store 6.0% 2.0% $2,250 Stable 4.7% 1.5% 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 23 27

PORTFOLIO Same Store (199 properties) Portfolio Performance — Skilled Nursing Stable Trailing Twelve Month Payment Coverage Before Management Fees 2.5 2.35x 2.3 2.26x 2.0 1.8 1.5 basis 3Q08 / 3Q08 / points 3Q07 2Q08 1.3 Same Store 8 (2) 1.0 Stable 3 (3) 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Occupancy 88% 83.9% 85% 82% 83.4% 79% basis 3Q08 / 3Q08 / points 3Q07 2Q08 76% Same Store (120) (30) 73% (90) (20) Stable 70% 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Revenue per Occupied Bed $6,700 $6,539 $6,500 $6,535 $6,300 $6,100 3Q08 / 3Q08 / (% chg) 3Q07 2Q08 $5,900 Same Store 5.1% 1.0% $5,700 Stable 5.0% 1.0% 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Expense per Occupied Bed $5,500 $5,357 $5,250 $5,346 $5,000 3Q08 / 3Q08 / (% chg) 3Q07 2Q08 $4,750 Same Store 5.8% 1.6% Stable 6.1% 1.7% $4,500 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008

Same Store (10 properties) PORTFOLIO Stable Portfolio Performance — Specialty Care* Trailing Twelve Month Payment Coverage Before Management Fees 3.0 2.5 2.38x 2.26x 2.0 basis 3Q08 / 3Q08 / points 3Q07 2Q08 Same Store (18) (7) 1.5 Stable (30) (19) 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 Occupancy 65% 60% 55% 49.5% basis 3Q08 / 3Q08 / 50% points 3Q07 2Q08 48.3% Same Store (690) (220) 45% Stable (570) (70) 40% 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 *Per occupied unit metrics not applicable for specialty care.

PORTFOLIO Portfolio Composition — Medical Office Buildings (dollars in thousands) Investment Total Operating Properties Square Feet Balance Revenues Expenses NOI Age Occupancy On Campus 45 2,471,964 $ 677,652 $ 18,152 $ 6,109 $ 12,043 11 93.1% Off Campus-Affiliated 21 839,637 191,513 5,744 2,317 3,427 13 91.8% Off Campus 43 1,330,765 380,065 8,883 2,963 5,920 13 84.6% Subtotal 109 4,642,366 1,249,230 32,779 11,389 21,390 12 90.4% Held-for-sale 14 274,355 21,843 581 630 (49) Development 4 688,081 96,772 Land 1 11,872 Total 128 5,604,802 $ 1,379,717 $ 33,360 $ 12,019 $ 21,341 Portfolio Performance — Medical Office Buildings (dollars in thousands) 4Q07A 1Q08A 2Q08A 3Q08A 4Q08A Total MOB Performance Properties* 102 105 106 109 109 Square feet* 4,228,791 4,400,079 4,427,527 4,642,366 4,642,366 Investment balance* $ 1,178,032 $ 1,207,203 $ 1,195,375 $ 1,257,993 $ 1,249,230 Occupancy* 91.3% 90.9% 91.9% 91.5% 90.4% Total revenue* $ 29,556 $ 31,906 $ 31,979 $ 33,226 $ 32,779 Operating expenses* $ 10,274 $ 10,701 $ 10,691 $ 11,178 $ 11,389 NOI from continuing operations* $ 19,282 $ 21,205 $ 21,288 $ 22,048 $ 21,390 NOI from discontinued operations $ 868 $ 871 $ 577 $ 304 $ (49) Total cap-ex / TI / LC $ 1,763 $ 765 $ 1,162 $ 1,555 $ 2,865 Expired (square feet)* 113,683 222,820 172,618 121,354 188,367 Retained (square feet)* 98,236 197,055 143,814 83,111 145,349 Retention rate* 86.4% 88.4% 83.3% 68.5% 77.2% 4Q07 1Q08 2Q08 3Q08 4Q08 Same Store Performance* Properties 99 99 99 99 99 Square feet 4,104,558 4,104,558 4,104,558 4,104,558 4,104,558 Investment balance $ 1,147,205 $ 1,135,330 $ 1,118,120 $ 1,107,916 $ 1,100,471 Occupancy 91.1% 90.3% 91.3% 90.5% 89.3% Total revenue $ 29,302 $ 30,167 $ 29,861 $ 30,190 $ 28,828 Operating expenses $ 10,245 $ 10,193 $ 10,015 $ 10,352 $ 10,195 NOI $ 19,057 $ 19,974 $ 19,846 $ 19,838 $ 18,633 2009 2010 2011 2012 2013 Remaining Lease Expirations* Square feet 426,785 428,847 474,240 537,695 371,111 % of total portfolio 8.7% 8.7% 9.6% 10.9% 7.5% * Results and forecasts include month-to-month and holdover leases and exclude terminations and discontinued operations.

Portfolio Concentration — Medical Office Buildings Square Feet % of Total By Tenant* Tenet Health Systems 306,834 6.6% Baptist Health System Inc 161,933 3.5% Southwest Medical Associates 160,855 3.5% Community Health 155,365 3.3% Orange Regional Medical Center 100,496 2.2% Remaining Portfolio 3,756,883 80.9% Total 4,642,366 100.0% *Excludes development and held-for-sale properties. Investment Balance per Properties Square Feet % of Total Balance ($000) Square Foot By Region* South Atlantic 54 1,554,649 27.7% $ 389,260 $ 250 West South Central 17 884,514 15.8% 216,043 244 Middle Atlantic 13 780,690 13.9% 161,125 206 East South Central 13 710,971 12.7% 125,962 177 Mountain 16 700,436 12.5% 220,328 315 East North Central 6 475,483 8.5% 99,553 209 Pacific 8 447,903 8.0% 151,040 337 West North Central 1 50,156 0.9% 16,406 327 Total 128 5,604,802 100.0% $ 1,379,717 $ 246 *Region definitions are derived from U.S. Census Bureau definitions and are itemized in the glossary. Investment Balance per Properties Square Feet % of Total Balance ($000) Square Foot By State Florida 27 935,943 16.7% $ 268,852 $ 287 Texas 16 839,711 15.0% 203,670 243 New Jersey 5 406,454 7.3% 79,183 195 California 7 384,520 6.9% 122,366 318 Georgia 15 358,566 6.4% 75,982 212 Arizona 6 339,205 6.1% 100,567 296 Nevada 9 324,845 5.8% 112,540 346 Alabama 5 303,316 5.4% 43,715 144 Tennessee 7 295,017 5.3% 67,171 228 Wisconsin 1 293,629 5.2% 53,266 181 Remaining portfolio 30 1,123,596 19.9% 252,405 225 Total 128 5,604,802 100.0% $ 1,379,717 $ 246

Development Activity (dollars in thousands) PORTFOLIO Beds / Units / CIP Balance 2008 YTD 2008 YTD CIP Balance Projects Square Feet at 12/31/07 Funding Conversions (1) at 12/31/08 Development Properties CCRC — entrance fee 3 757 $ 44,477 $ 123,448 $ — $ 167,925 CCRC — rental 3 275 37,014 4,573 (41,356) 231 Combination — entrance fee 5 832 64,956 101,208 (59,206) 106,958 Combination — rental 21 2,201 78,589 165,254 (81,629) 162,214 Freestanding dementia care 4 203 7,425 14,422 (7,853) 13,994 Freestanding skilled nursing 2 240 9,593 16,327 (16,918) 9,002 Specialty care 5 312 33,019 77,642 (35,151) 75,510 Medical office 5 688,081 14,688 93,907 (11,823) 96,772 Total 48 $ 289,761 $ 596,781 $ (253,936) $ 632,606 Expansion Projects CCRC — entrance fee 3 91 $ 5,315 $ 6,498 $ (7,999) $ 3,814 Combination — entrance fee 5 129 18,633 17,321 (32,955) 2,999 Total8 23,948 23,819 (40,954) 6,813 Development Total 56 $313,709 $620,600 $(294,890) $639,419 Notes: (1) Includes one parcel of land relating to a potential future MOB development that was reclassified to land and land improvements. Development Funding Projections (dollars in thousands) Projected Future Funding Beds / Units / Square Initial 2009 2010 Funding Unfunded Committed Projects Feet Yield Funding Funding Thereafter Commitments Balances Development Properties CCRC — entrance fee 3 757 9.7% $ 75,413 $ 15,688 $ — $ 91,101 $ 259,026 CCRC — rental 1 24 10.5% 3,369 — - 3,369 3,600 Combination — entrance fee 4 618 8.7% 74,013 7,504 — 81,517 188,475 Combination — rental 14 1,693 8.4% 143,444 6,165 — 149,609 311,823 Freestanding dementia care 3 161 9.1% 12,956 — - 12,956 26,950 Freestanding skilled nursing 1 120 9.2% 5,794 — - 5,794 14,796 Specialty care 3 212 9.4% 139,219 88,028 37,950 265,197 340,707 Medical office 4 688,081 7.5% 109,024 3,184 — 112,208 208,980 Total 33 8.8% $563,232 $120,569 $ 37,950 $ 721,751 $1,354,357 Expansion Projects CCRC — entrance fee 3 41 9.1% $ 3,755 $ 456 $ 111 $ 4,322 $ 8,136 Combination — entrance fee 4 31 8.7% 3,205 — - 3,205 6,204 Total 78.9% 6,960 456 111 7,527 14,340 Development Total 40 8.8% $570,192 $121,025 $38,061 $729,278 $1,368,697 32

Development Project Conversion Estimates* (dollars in thousands) Quarterly Conversions Annual Conversions PORTFOLIO Projected Initial Projected Initial Amount Cash Yields (1) Amount Cash Yields (1) 1Q09 estimate $ 19,757 9.1% 2009 estimate $ 536,964 8.6% 2Q09 estimate 86,062 8.8% 2010 estimate 606,893 8.9% 3Q09 estimate 162,745 7.7% 2011 estimate 210,500 9.3% 4Q09 estimate 268,400 9.0% 2012 estimate — 0.0% 1Q10 estimate 263,410 8.3% 2013+ estimate - 0.0% 2Q10 estimate 235,027 9.3% Total $ 1,354,357 8.8% 3Q10 estimate 108,456 9.2% 4Q10 estimate - 0.0% Total $1,143,857 8.7% * Excludes expansion projects Notes: (1) Actual initial yields may be higher if the underlying market rates increase. 33

PORTFOLIO Unstabilized Properties (dollars in thousands) 9/30/2008 Construction Acquisitions/ 12/31/08 Properties Stabilized Conversions Expansions Properties Property Type CCRC — entrance fee 3 0 0 0 3 CCRC — rental 5 0 0 0 5 Combination — entrance fee 4 0 0 0 4 Combination — rental 13 0 1 0 14 Freestanding assisted living 4 (1) 0 0 3 Freestanding dementia care 7 (2) 0 0 5 Freestanding skilled nursing 2 0 1 0 3 Specialty care 5 0 0 1 6 Total 43 (3) 2 1 43 12/31/08 Investment % of Total Properties Beds / Units Balance Investment Property Type CCRC — entrance fee 3 579 $ 115,004 2.0% CCRC — rental 5 908 100,022 1.7% Combination — entrance fee 4 862 176,048 3.0% Combination — rental 14 1,384 246,226 4.2% Freestanding assisted living 3 141 17,232 0.3% Freestanding dementia care 5 215 48,771 0.8% Freestanding skilled nursing 3 482 40,983 0.7% Specialty care 6 314 100,729 1.7% Total 43 4,885 $ 845,015 14.4% 9/30/2008 Construction Acquisitions/ 12/31/08 Properties Stabilized Conversions Expansions Progressions Properties Occupancy 0 — 50% 16 0 2 0 (2) 16 50% — 70% 9 0 0 1 (1) 9 70% + 18 (3) 0 0 3 18 Total 43 (3) 2 1 0 43 12/31/08 Months In % of Total Investment % of Total Properties Operation Revenues Revenues (1) Balance Investment Occupancy 0 — 50% 16 10 $ 8,450 1.5% $ 369,295 6.3% 50% — 70% 9 15 3,013 0.6% 141,912 2.4% 70% + 18 21 7,806 1.4% 333,808 5.7% Total 43 15 $ 19,269 3.5% $ 845,015 14.4% Notes: (1) Includes annualized revenues as presented on page 13.

PORTFOLIO Portfolio Trends Operator Concentration Trend (1) 70% 60% 50% Top 10 38.2% Top 5 40% 30% 25.1% 20% 12/31/2005 12/31/2006 12/31/2007 12/31/2008 Property Type Trend (2) 50% 40% SNF 30% MOB 24.4% 22.6% ALF 20% 20.0% ILF/CCRC 19.5% 13.5% SCF 10% 0% 12/31/2005 12/31/2006 12/31/2007 12/31/2008 Payor Mix Trend (3) 70% 64.9% 60% 50% % 18.7% 16.4% 10% 12/31/2005 12/31/2006 12/31/2007 9/30/2008 Notes: (1) Operator concentration trend based on investment balances for the dates presented (2) Property type trend based on committed investment balances for the dates presented. (3) Payor mix is weighted by investment balance including stable and unstabilized properties. 35

GLOSSARY Age: Current year, less the year built, adjusted for major renovations. Assisted Living: Assisted living facilities are state regulated rental properties that provide the same services as independent living facilities, but also provide supportive care from trained employees to residents who require assistance with activities of daily living, including management of medications, bathing, dressing, toileting, ambulating and eating. CAMF: Coverage after management fees represents the ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. CAMF is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. The coverage shown excludes properties that are unstabilized, closed or for which data is not available or meaningful. Cap-ex, Tenant Improvements, Leasing Commissions: Represents amounts paid in cash for: 1) recurring and non-recurring capital expenditures required to maintain and re-tenant our properties, 2) second generation tenant improvements and 3) leasing commissions paid to third party leasing agents to secure new tenants. CBMF: Coverage before management fees represents the ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. CBMF is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations, assuming that management fees are not paid. The coverage shown excludes properties that are unstabilized, closed or for which data is not available or meaningful. CCRC: Continuing care retirement communities include a combination of detached homes, an independent living facility, an assisted living facility and/or a skilled nursing facility on one campus. Resident payment plans vary, but can include entrance fees, condominium fees and rental fees. Many of these communities also charge monthly maintenance fees in exchange for a living unit, meals and some health services. Combination: A property that offers two or more levels of care (i.e. independent living, assisted living, dementia and skilled nursing), but does not meet the definition of a CCRC. Committed Balance: Represents investment balance plus unfunded construction commitments for which initial funding has commenced. Construction Conversion: Represents completed construction projects that were placed into service and began earning rent. Dementia Care: Certain assisted living facilities may include state licensed settings that specialize in caring for those afflicted with Alzheimer’s disease and/or similar forms of dementia. EBITDAR: Earnings before interest, taxes, depreciation, amortization and rent. Management fees are imputed at 5% of revenues for independent living, assisted living, skilled nursing and CCRCs and at 3% for specialty care which the company believes represent typical management fees. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate EBITDAR and has not independently verified the information. EBITDAR is used to calculate CAMF. EBITDARM: Earnings before interest, taxes, depreciation, amortization, rent and management fees. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate EBITDARM and has not independently verified the information. EBITDARM is used to calculate CBMF. Entrance Fee: A property where the resident pays a substantial upfront fee and an ongoing monthly service fee for the right to occupy a unit. Typically, a portion of the upfront fee is refundable. Expense per Occupied Unit: Represents the ratio of revenue less EBITDARM to occupied units based on the most recent quarter of available data and excludes properties that are unstabilized, closed, or for which data is not avai lable or meaningful. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate expense per occupied unit and has not independently verified the information.

Freestanding: A property that offers one level of service. GLOSSARY Independent Living: Independent living facilities are age-restricted multi-family properties with central dining facilities that provide residents access to28meals and other services such as housekeeping, linen service, transportation and social and recreational activities. Initial Cash Yield: Represents annualized contractual income to be received in cash at date of investment divided by investment amount. Investment Amount: Acquisitions — Represents purchase price. New loans — Represents face amount of new loan. Construction conversion — Represents book balance converted from CIP to real property upon completion. Capital improvements to existing properties — Represents cash funded to tenants under an existing lease agreement. Loan advances — Represents cash funded to operators under an existing loan agreement. Investment Balance: Represents net book value of real estate investments as reflected on the company’s balance sheet. Medical Office: Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings typically contain sole and group physician practices and may provide laboratory and other patient services. Metropolitan Statistical Area: Metropolitan statistical areas are geographic entities defined by the U.S. Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating and publishing Federal statistics. The NIC MAP™ Data and Analysis Service provides revenue, supply and demographic information for the IL/CCRC, assisted living, and skilled nursing service types and commonly aggregates the information for the top 31, top 75 and top 100 MSAs. The company provides investment balance information in the same categories as another measure of geographic concentration. Occupancy: Medical office occupancy represents the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. Occupancy for all other property types represents average quarterly operating occupancy based on the most recent quarter of available data and excludes properties that are unstabilized, closed or for which data is not available or meaningful. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate occupancy and has not independently verified the information. Off Campus: Properties that are neither on campus nor off campus affiliated. Off Campus-Affiliated: Properties not on campus are considered affiliated with a hospital or health system if one or more of the following conditions are met: 1) a ground lease is maintained with a hospital or system entity; 2) a master lease is maintained with a hospital or system entity; 3) significant square footage is leased to a hospital or system entity; or 4) the property includes an ambulatory surgery center with a hospital partnership interest. On Campus: Properties are considered on campus if one or more of the following criteria are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; or 3) the building is physically connected to the hospital regardless of the land ownership structure.

GLOSSARY Region Definitions: Eight divisions as established by the Census Bureau. New England — Connecticut , Maine , Massachusetts, New Hampshire, Rhode Island, Vermont. Middle Atlantic — New Jersey, New York, Pennsylvania. East North Central — Indiana, Illinois, Michigan, Ohio, Wisconsin. West North Central — Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, South Dakota. South Atlantic — Delaware, District of Columbia, Florida, Georgia, Maryland, North Carolina, South Carolina, Virginia, West Virginia. East South Central — Alabama, Kentucky, Mississippi, Tennessee. West South Central — Arkansas, Louisiana, Oklahoma, Texas. Mountain — Arizona, Colorado, Idaho, New Mexico, Montana, Utah, Nevada, Wyoming. Pacific — Alaska, California, Hawaii, Oregon, Washington. Renewal Rate: The ratio of total square feet expiring and available for lease to total renewed square feet. Renewed Square Feet: Square feet expiring during the reporting period upon which a lease is executed by the current occupant. Rental: A property where the resident pays a monthly market rate for the level of care provided, but is not required to pay a substantial upfront fee. Revenue per Occupied Unit: Represents the ratio of total revenue to occupied units based on the most recent quarter of available data and excludes properties that are unstabilized, closed, or for which data is not available or meaningful. The company uses unaudited, periodic financial information provided solely by tenants/borrowers to calculate revenue per occupied unit and has not independently verified the information. Same Store: For the medical office building portfolio, same store is defined as those properties in the portfolio as of October 1, 2007. For all other property types, same store is defined as those properties in the stable portfolio for the 24 months preceding the end of the portfolio performance reporting period, unless otherwise noted. Skilled Nursing: Skilled nursing facilities are licensed daily rate or rental properties where the majority of individuals require 24-hour nursing and/or medical care. Generally, these properties are licensed for Medicaid and/or Medicare reimbursement. Specialty Care: Specialty care facilities generally include acute care hospitals, long-term acute care hospitals and other specialty care facilities. Acute care hospitals provide a wide range of inpatient and outpatient services, including, but not limited to, surgery, rehabilitation, therapy and clinical laboratories. Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more intensive care, monitoring or emergency support than that available in most skilled nursing facilities. Other specialty care facilities typically provide specialized inpatient and outpatient care for specific illnesses or diseases, including, among others, orthopedic and neurologic care. Square Feet: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. Stable: A facility will enter the stable portfolio after it has generated CAMF of 1.10x or greater for three consecutive months. Additionally, a facility will enter the stable portfolio if a facility fails to meet the above criteria in the 12 months following the budgeted stabilization date. Unstabilized: An acquisition that does not meet the stable criteria upon closing or a construction property that has opened but not yet reached stabilization. Yield on Sale: Represents annualized contractual income that was being received in cash at date of disposition divided by disposition cash proceeds. 38

The company believes that net income available to common stockholders (NICS), as defined by U.S. generally SUPPLEMENTAL accepted accounting principles (U.S. GAAP), is the most appropriate earnings measurement. However, the company considers funds from operations (FFO) and funds available for distribution (FAD) to be useful supplemental measures of its operating performance. Historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time as evidenced by the provision for depreciation. However, since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient. In response, the National Association of Real Estate Investment Trusts (NAREIT) created FFO as a supplemental measure of operating REPORTING performance for REITs that excludes historical cost depreciation from net income. FFO, as defined by NAREIT, means net income, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Normalized FFO represents FFO adjusted for unusual and non-recurring items. FAD 35 represents FFO excluding net straight-line rental adjustments, rental income related to above/below market MEASURES leases and amortization of deferred loan expenses and less cash used to fund capital expenditures, tenant improvements and lease commissions. Normalized FAD represents FAD excluding prepaid/straight-line rent cash receipts and adjusted for unusual and non-recurring items. EBITDA stands for earnings before interest, taxes, depreciation and amortization. A covenant in our line of credit arrangement contains a financial ratio based on a definition of EBITDA that is specific to that agreement. Failure to satisfy this covenant could result in an event of default that could have a material adverse impact on our cost and availability of capital, which could in turn have a material adverse impact on our consolidated results of operations, liquidity and/or financial condition. Due to the materiality of this debt agreement and the financial covenant, we have disclosed Adjusted EBITDA, which represents EBITDA as defined above and adjusted for stock-based compensation expense, provision for loan losses and gain/loss on extinguishment of debt. We use Adjusted EBITDA to measure our adjusted fixed charge coverage ratio, which represents Adjusted EBITDA divided by fixed charges on a trailing twelve months basis. Fixed charges include total interest (excluding capitalized interest), secured debt principal amortization and preferred dividends. Our covenant requires an adjusted fixed charge ratio of at least 1.75 times. Net operating income (NOI) is used to evaluate the operating performance of the company’s properties. The company defines NOI as total revenues, including tenant reimbursements and discontinued operations, less property operating expenses, which exclude depreciation and amortization, general and administrative expenses, impairments and interest expense. The company believes NOI provides investors relevant and useful information because it measures the operating performance of the company’s properties at the property level on an unleveraged basis. The company uses NOI to make decisions about resource allocations and to assess the property level performance of our properties. Other than Adjusted EBITDA, the company’s supplemental reporting measures and similarly entitled financial measures that are widely used by investors, equity and debt analysts and rating agencies in the valuation, comparison, rating and investment recommendations of companies. The company’s management uses these financial measures to facilitate internal and external comparisons to historical operating results and in making operating decisions. Additionally, these measures are utilized by the Board of Directors to evaluate management. Adjusted EBITDA is used solely to determine our compliance with a financial covenant of our line of credit arrangement and is not being presented for use by investors for any other purpose. The supplemental reporting measures do not represent net income or cash flow provided from operating activities as determined in accordance with U.S. GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, the supplemental reporting measures, as defined by the company, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Multi-period amounts may not equal the sum of the individual quarterly amounts due to rounding.

HEALTH CARE REIT, INC. One SeaGate, Suite 1500 P. O. Box 1475 Toledo, OH 43603-1475 419.247.2800 main 419.247.2826 fax www.hcreit.com